UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2014

Fairway Group Holdings Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35880 (Commission File Number)	74-1201087 (IRS Employer Identification No.)

2284 12th Avenue

New York, New York 10027

(Address of Principal Executive Offices)

(646) 616-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See the description of the Employment Agreement, dated as of November 2, 2014, by and between Fairway Group Holdings Corp. (“Fairway”) and Dorothy M. Carlow, in Item 5.02(e) below.

Item 5.02 Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)                                  On October 15, 2014, Fairway announced the appointment of Dorothy M. Carlow, 36, as its Executive Vice President—Chief Merchandising Officer, effective November 3, 2014.

From April 2012 to October 2014, Ms. Carlow was the Chief Merchandising Officer of Earth Fare, a North Carolina based specialty supermarket chain, where she led merchandising, marketing, transportation, and logistics. From April 2009 to April 2012, Ms. Carlow served in other positions at Earth Fare, including Vice President of Produce, Business Development and Marketing and Online Communications Director.

(e)                              In connection with Ms. Carlow’s appointment as Executive Vice President—Chief Merchandising Officer, Fairway entered into an Employment Agreement (the “Employment Agreement”) with Ms. Carlow effective as of November 2, 2014.

The initial term of Ms. Carlow’s employment ends October 31, 2016, and will automatically extend for successive additional periods of one (1) year unless either Fairway or Ms. Carlow elect to terminate the agreement. Ms. Carlow will receive an initial annual base salary of $400,000, which is subject to increase, but not decrease, by the board of directors. During each fiscal year, Ms. Carlow is eligible for an annual performance bonus determined by the board of directors from time to time in its sole discretion (except that, upon the satisfaction of certain conditions, Ms. Carlow will be entitled to a bonus of at least $50,000 for the fiscal year ended March 29, 2015). Such annual bonus will be targeted at $250,000 and will be based upon, among other things, her performance and Fairway’s financial performance. In addition, Ms. Carlow will receive a car allowance of $384.61 per week, a housing allowance of $5,800 per month, reimbursement of relocation expenses up to a maximum of $25,000, and she is entitled to participate in Fairway’s benefit plans and arrangements for senior management personnel. The Employment Agreement also contains customary non-competition and non-disclosure provisions.

Ms. Carlow’s employment will terminate upon her death, disability, termination by the board of directors with or without “justifiable cause”, termination by her for “good reason” or upon the expiration of her employment term (as such terms are defined in the Employment Agreement). In the event Ms. Carlow’s employment is terminated by Fairway without justifiable cause or by her for good reason or Fairway elects not to renew the agreement, she is entitled to her annual salary for a period ending one year following the later of (x) October 31, 2016 or (y) the date of termination of her employment. In addition, she is entitled to the amount of any bonuses which have been accrued through the date of termination and a pro rata portion of any bonus she would have been entitled to receive for the fiscal year in which her employment was terminated. If Ms. Carlow’s employment were terminated as described above, Fairway would also pay Ms. Carlow’s and her eligible dependents’ COBRA health coverage premiums during the “severance period” (as defined in the Employment Agreement). These severance payments are contingent on Ms. Carlow executing a general release and her compliance with certain provisions in the Employment Agreement.

A copy of the Employment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.  This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Employment Agreement.

In addition, effective November 2, 2014, Ms. Carlow will be granted 225,000 restricted stock units (“RSUs”) under Fairway’s 2013 Long-Term Incentive Plan, each unit representing a contingent right to receive one share of Fairway’s Class A common stock. Contingent upon Ms. Carlow’s continued employment (subject to accelerated vesting in certain circumstances), 150,000 of these RSUs will vest on November 2, 2016, and 75,000 will vest on November 2, 2017.

Item 7.01 Regulation FD Disclosure

On October 15, 2014, Fairway issued a press release announcing the appointment of Dorothy M. Carlow as Executive Vice President—Chief Merchandising Officer. This press release is furnished as Exhibit 99.1 to this report.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits filed herewith that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Company to predict results or the actual effects of its plans and strategies, or those of the combined company, is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the Fiscal Year Ended March 31, 2014, which was filed with the SEC on May 29, 2014, under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements”.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1                              Employment Agreement dated as of November 2, 2014, by and between Fairway Group Holdings Corp. and Dorothy M. Carlow.

Exhibit 99.1                              Press Release issued October 15, 2014 announcing the appointment of Dorothy M. Carlow as Executive Vice President—Chief Merchandising Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 21, 2014	Fairway Group Holdings Corp.

	By:	/s/ Edward C. Arditte
		Name:	Edward C. Arditte
		Title:	Co-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

Exhibit 10.1	Employment Agreement dated as of November 2, 2014, by and between Fairway Group Holdings Corp. and Dorothy M. Carlow.

Exhibit 99.1	Press Release issued October 15, 2014 announcing the appointment of Dorothy M. Carlow as Executive Vice President—Chief Merchandising Officer.